AMERICAN AADVANTAGE FUNDS
AMERICAN AADVANTAGE MILEAGE FUNDS
Platinum Class
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Supplement Dated September 27, 2004 to the Prospectus Dated March 1, 2004 as
   Supplemented on June 30, 2004


The first sentence of the first full paragraph on page 5 is hereby replaced with the following:

          Each Taxable Fund invests more than 25% of its total assets in obligations issued by financial services companies.

The fourth bullet point under Principal Risk Factors on page 7 is hereby replaced with the following:

          Because the Taxable Funds concentrate their assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Taxable Funds.